Exhibit 10.1

SECOND AMENDMENT TO LEASE

(465 North Halstead)

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into as of the 2nd day of August, 2022, by and between AG-LC 465 NORTH HALSTEAD OWNER, L.P., a Delaware limited partnership (“Landlord”) and XENCOR, INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

A.Landlord and Tenant entered into that certain Lease dated as of April 30, 2021 (the “Original Lease”), as modified by that certain First Amendment to Lease dated as of July 13, 2021 by and between Landlord and Tenant (“First Amendment”), whereby Landlord leased to Tenant and Tenant leased from Landlord certain space located in that certain building located and addressed at 465 North Halstead Street, Pasadena, California (the “Building”).  The Original Lease, as modified by the First Amendment, may be referred to herein as the “Lease.”
B.By this Second Amendment, Landlord and Tenant desire to convert a portion of the Premises to a common area lobby and to otherwise modify the Lease as provided herein.
C.Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1.Premises.  Pursuant to the Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.  The Premises include that certain space on the second (2nd) floor of the Building commonly known as Suites 200 and 225 containing 83,082 rentable square feet and identified in the Lease as the “Phase 1 Premises” as more particularly described in the Lease.
2.Tenant’s Work.
2.1.Tenant’s Lobby Work.  Tenant shall, pursuant to the terms and conditions of the Tenant Work Letter attached to the Lease, reconfigure a portion of the Building to create a lobby to be shared equally in common by Tenant and the Existing Tenant (“Tenant’s Lobby Work”).  The proposed configuration of the lobby is depicted on Exhibit “A” attached hereto; provided, however, that the actual plans and specifications for Tenant’s Lobby Work, to the extent not set forth on Exhibit “A”  or not consistent therewith, shall be subject to Landlord’s reasonable approval consistent with the terms of the Tenant Work Letter applicable to Landlord’s approval of the Tenant Improvements provided, further, however, that Landlord hereby confirms that the Existing Tenant has no right to approve Tenant’s Lobby Work under the Existing Lease and has not otherwise been granted such right by Landlord.  Tenant’s Lobby Work shall be at Tenant’s
4856-4214-1959.9 391226.00001/8-25-22/MLT/pah

sole cost and expense except that Landlord will increase the Phase 1 Tenant Improvement Allowance by Fifty Thousand Dollars ($50,000.00) (for a total Phase 1 Tenant Improvement Allowance equal to Seventeen Million Eighty-Two Thousand and 15/100 Dollars ($17,082,015.00)) to help Tenant pay for Tenant’s Lobby Work, provided that such increase in the Phase 1 Tenant Improvement Allowance shall be deemed part of the Allowances for all purposes permitted under the Tenant Work Letter and may be applied with respect to any of the Tenant Improvements through the Phase 2 Allowance Outside Date.  Tenant hereby acknowledges that Tenant shall be performing Tenant’s Lobby Work during the Existing Tenant’s occupancy of the Existing Lease premises and Tenant shall use commercially reasonable efforts (i) to have Tenant’s Lobby Work completed not later than December 31, 2023, and (ii) to not unreasonably interfere with the Existing Tenant’s business in the Existing Tenant’s premises during the performance of Tenant’s Lobby Work.  During Tenant’s performance of Tenant’s Lobby Work, Tenant shall use commercially reasonable efforts to ensure that Tenant’s Lobby Work shall not prevent the Existing Tenant from reasonable access to the Existing Tenant’s premises at all times such access is otherwise permitted.  Tenant shall, upon completion of Tenant’s Lobby Work and thereafter throughout the term of the Existing Term as described in the Lease, be responsible for all HVAC costs for such lobby, provided that the foregoing does not constitute a waiver by Tenant of any recourse against Existing Tenant for any negligent or intentional acts affecting the shared lobby.  Landlord acknowledges and agrees that Landlord shall be responsible for the maintenance and repair of fire life safety, doors and access for the Existing Tenant following completion of Tenant’s Lobby Work. On the Phase 2 Premises Delivery Date, the area comprising the lobby shall be deemed to be part of the Premises. In no event shall Tenant be required to pay Base Rent on the area comprising the lobby in the event that the Existing Tenant extends the term of the Existing Lease, which extension shall only occur as required under the Existing Lease unless Tenant otherwise consents thereto in its sole discretion.
2.2.Tenant’s EV Charging Station Work.  Tenant desires to install electric vehicle charging stations in the Parking Facility serving the Building (collectively, “Proposed Work”).   The plans and specifications (prepared by Gensler and dated June 29, 2022) for such Proposed Work are set forth on Exhibit “F” attached hereto and are hereby approved by Landlord.  All costs for the Proposed Work shall be Tenant’s responsibility.  Without limiting the generality of the foregoing, any Parking Facility restriping required by the City of Pasadena and necessitated by the Proposed Work shall be Tenant’s responsibility, at Tenant’s sole cost.  In addition, Tenant shall be responsible for any patching and asphalt reslurry disturbed by any electrical trenching performed by Tenant, including blending the new slurry with the existing asphalt slurry.  Tenant’s Proposed Work shall be performed in accordance with all of the terms and conditions of the Lease including, but not limited to, Article 8 of the Original Lease.  During the Lease Term, Landlord shall have the right, at Landlord’s sole cost and upon at least sixty (60) days prior written notice to Tenant, to relocate the EV charging stations to another location within the Project.  Landlord shall endeavor to complete such work within sixty (60) days after the date of Landlord’s relocation notice (or as soon thereafter as reasonably possible).  The EV charging stations shall be for Tenant’s exclusive use; provided, however, that Tenant (and not Landlord) shall be responsible for limiting access of the EV charging stations to Tenant (and in no event shall Landlord be responsible or liable for any use of such EV charging stations by third parties).
3.Standard Tenant Services.  Section 6.1.1 of the Original Lease is hereby deemed deleted in its entirety and replaced with the following:
4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	-2-

“6.1.1The heating and air conditioning system (“HVAC”) which serves only the Premises shall be controlled by Tenant and Landlord shall not be responsible for providing HVAC service to the Premises (and Tenant shall, at Tenant’s sole cost, be responsible for all costs regarding the repair and maintenance of the same). Landlord shall be responsible for any capital repair or replacement of the HVAC, which shall be treated as, and subject to the requirements applicable to, Reimbursable Capital Improvements.  Notwithstanding anything above to the contrary, all existing and future HVAC equipment that is not set forth in Exhibit “E” attached hereto (collectively, “Landlord’s HVAC Equipment”) shall be Tenant’s sole responsibility and Tenant shall be responsible for the repair, maintenance and replacement of the same at Tenant’s sole cost and expense.”

4.Overstandard Tenant Use.  Section 6.2 of the Original Lease is hereby deemed deleted in its entirety and replaced with the following:

“6.2Overstandard Tenant Use.  Tenant’s use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation of the same.”

5.Existing Generator.  Landlord and Tenant acknowledge and agree that there is an existing generator in the Project which exclusively serves the Premises (“Existing Generator”), the location of which Existing Generator is depicted on Exhibit “B” attached hereto (“Generator Area”).  Upon written notice to Landlord, Tenant may elect to own the Existing Generator.  Following Tenant’s delivery of such notice, effective as of the later of (i) the date of the full execution and delivery of a bill of sale between Landlord and Tenant (in the form of Exhibit “C” attached hereto) and (ii) the Permit Issuance Date (as defined below), Tenant shall own and control such Existing Generator.  Tenant acknowledges and agrees that Landlord makes no representation or warranty whatsoever with respect to the Existing Generator, including any warranty of fitness for a particular purpose. By purchasing the Existing Generator, Tenant acknowledges that it has not relied on any representation or warranty made by Landlord or any other person on Landlord’s behalf except as set forth in the Bill of Sale.  Tenant acknowledges that the Existing Generator is being sold in its then “as is” condition subject to the terms of the Bill of Sale.  Such Existing Generator shall be used by Tenant only during (i) testing and regular maintenance, and (ii) any period of electrical power outage in the Premises.  Tenant shall be entitled to operate the Existing Generator for testing and regular maintenance upon prior written notice to Landlord (subject to the requirements of governmental agencies or instrumentalities with jurisdiction thereover, which requirements shall control).  An express condition to Tenant’s entry into the Generator Area is Tenant being escorted by a representative of Landlord and Landlord shall at all times make a representative available during normal business hours for such purpose except in the case of emergency where Tenant shall not be required to be escorted by a representative of Landlord if such representative is not reasonably available or such emergency occurs outside of normal business hours.  From and after the effect date of its ownership of the Existing Generator as provided in this Second Amendment, Tenant shall ensure that the Existing Generator does not result in any Hazardous Materials being introduced to the Project and Article 5 of the Original Lease will apply to Tenant's use of the Existing Generator, provided that Tenant shall not be liable for any matter regarding the Existing Generator, including violations of law, Hazardous Materials, or the requirements of the Existing Permit and the SCAQMD (as defined below) arising from or accruing to periods prior to Tenant’s ownership of the Existing Generator.  Further, Tenant shall
4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	-3-

be responsible for ensuring that its use and operation of the Existing Generator does not unreasonably interfere with the use of the Building by other tenants.  During the Term of the Lease, any repairs and maintenance of the Existing Generator shall be the sole responsibility of Tenant.  Tenant shall have no obligation to remove such Existing Generator (including any wires or conduits) upon the expiration or earlier termination of the Lease.  The Existing Generator shall be deemed to be a part of the Premises for purposes of Article 10 of the Original Lease.  Attached hereto as Exhibit “D” is the current permit issued by the South Coast Air Quality Management District (“SCAQMD”) allowing the operating of the Existing Generator (the “Existing Permit”).  Landlord represents and warrants to Tenant that the Existing Permit is in full force and effect without default of Landlord thereunder.  As soon as practicable after the date hereof, Tenant shall cause the Existing Permit to be reissued in the name of Tenant as the “Legal Owner or Operator” referenced therein.  The date of such reissuance of such permit is referred to herein as the “Permit Issuance Date” and Tenant shall promptly provide Landlord with a copy of such reissued permit.  Notwithstanding anything in this Amendment to the contrary, in the event that SCAQMD fails to reissue such permit in the name of Tenant, the Existing Generator shall remain in Landlord’s ownership and control and the Existing Permit shall remain in Landlord’s name.
6.Disbursement of Allowances.  The first sentence after the definition “Draw Request Approval Period” in Section 2.2.2.1 of the Tenant Work Letter is deemed deleted and replaced with the following:

“Within thirty (30) days after the later of the Submittal Date and Landlord's receipt of such Monthly Draw Request, as to those portions of the applicable Monthly Draw Request which Landlord has approved during the Draw Request Approval Period, Landlord shall pay directly to  Tenant (unless Tenant has notified Landlord that Tenant requires that Landlord deliver a check to Contractor or a check made jointly payable to Contractor and Tenant) in payment of the lesser of (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention") and (B) the balance of any remaining available portion of the Allowances (not including the Final Retention), excluding such portions of the Monthly Draw Request for payment for work that Landlord determines and asserts in good faith is materially non-compliant with the Approved Working Drawings (as defined below).”

Section 2.2.2.2 of the Tenant Work Letter is deemed deleted in its entirety and replaced with the following:

“Final Retention.  Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable to Tenant (unless Tenant has notified Landlord that Tenant requires that Landlord deliver a check to Contractor or a check made jointly payable to Contractor and Tenant) shall be delivered by Landlord to Tenant and/or Contractor (as applicable) following the completion of construction of the applicable portion of the Premises, provided that Tenant has delivered to Landlord:  (A) properly executed and final unconditional mechanics lien releases in compliance with applicable California law; (B) a certificate of occupancy or permit cards signed off by the City of Pasadena (the "City") with respect to the Premises; (C) as-built plans and City-permitted plans for the Tenant Improvements; (D) operation manuals and warranties for equipment included within the

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	-4-

Tenant Improvements and paid for with Allowance funds, if applicable; (E) copy of the contract with the Contractor; (F) copy of the Contractor's certificate of insurance, including Additional Insured endorsement naming Landlord (and any other party reasonably requested by Landlord) as additional insureds; and (G) the Contractor's schedule of values, showing total contract value.”

7.Tenant’s Exercise of Additional Phase 1 Allowance.  Tenant hereby exercises Tenant’s right to receive the Additional Phase 1 Allowance pursuant to Section 2.1 of the Tenant Work Letter for an additional Sixty Dollars ($60.00) per rentable square foot of the Phase 1 Premises. The Additional Phase 1 Allowance is $4,984,980.00 (for a total Phase 1 Tenant Improvement Allowance equal to Twenty-Two Million Sixty-Six Thousand Nine Hundred Ninety-Five Dollars ($22,066,995.00)).  Notwithstanding anything to the contrary in the Lease, the increase in Base Rent for the Phase 1 Premises attributable to the Additional Phase 1 Allowance shall not be included as part of Base Rent for the Phase I Premises for purposes of the determination of Base Rent for the Phase 2 Premises under Section 8.2 of the Lease.
8.Restatement of Base Rent for Phase 1 Premises.  In accordance with Section 2.1 of the Tenant Work Letter (and Tenant’s exercise of Tenant’s right to receive Additional Phase 1 Allowance), Section 8.1 of the Original Lease is hereby deemed deleted in its entirety and replaced with the following:

“8.1Base Rent For Phase 1 Premises:

Lease Period	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
*08/01/22 – 07/31/23	$4,994,949.90	$416,245.83	$5.01
08/01/23 – 07/31/24	$5,134,030.90	$427,835.91	$5.15
08/01/24 – 07/31/25	$5,277,284.20	$439,773.69	$5.29
08/01/25 – 07/31/26	$5,424,835.20	$452,069.60	$5.44
08/01/26 – 07/31/27	$5,576,812.80	$464,734.40	$5.59
08/01/27 – 07/31/28	$5,733,349.50	$477,779.13	$5.75
08/01/28 – 07/31/29	$5,894,582.50	$491,215.21	$5.91
08/01/29 – 07/31/30	$6,060,652.40	$505,054.37	$6.08
08/01/30 – 07/31/31	$6,231,704.40	$519,308.70	$6.25
08/01/31 – 07/31/32	$6,407,888.00	$533,990.67	$6.43
08/01/32 – 07/31/33	$6,589,357.00	$549,113.09	$6.61
08/01/33 – 07/31/34	$6,776,270.20	$564,689.19	$6.80
08/01/34 – 07/31/35	$6,968,790.80	$580,732.57	$6.99
4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	-5-

9.Building Systems and Equipment.  From and after the date hereof, Tenant, as the operator of the HVAC system serving the Premises and the other Premises Systems, shall comply with all rules and regulations of the SCAQMD applicable thereto including, but not limited to, Rules 1415 and 222 (and Tenant shall be deemed to be the “operator” of any such Premises Systems for purposes of such SCAQMD rules and regulations).  Tenant’s indemnity obligations under the Lease shall apply with full force and effect to Tenant’s obligations pertaining to the SCAQMD.  The foregoing does not operate to modify any obligations of Landlord under Article 7 of the Original Lease (as such obligations are modified by Section 6.1.1 of the Original Lease).
10.Authority.  Each party represents and warrants that it has full right and authority to enter into this Second Amendment and to perform all of its obligations hereunder and that all persons signing this Second Amendment on its behalf are authorized to do so.
11.Brokers.  Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Second Amendment.  Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder’s fee by any person or entity who claim or allege that they were retained or engaged by the indemnifying party or at the request of such party in connection with this Second Amendment.
12.Signatures.  The parties hereto consent and agree that this Second Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature.  The parties further consent and agree that (1) to the extent a party signs this Second Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Second Amendment electronically, and (2) the electronic signatures appearing on this Second Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
13.Defaults.  Tenant hereby represents and warrants to Landlord that, as of the date of this Second Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.  Landlord hereby represents and warrants to Tenant that, as of the date of this Second Amendment, Landlord is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Landlord knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.
14.No Further Modification. Except as set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[Signatures Appear On Following Page]

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	-6-

IN WITNESS WHEREOF, this Second Amendment has been executed as of the date first set forth above.

“Landlord”	AG-LC 465 NORTH HALSTEAD OWNER, L.P., a Delaware limited partnership By: /s/ Laura Metzger Name: Laura Metzger Its: Vice President

“Tenant”	XENCOR, INC., a Delaware corporation By: /s/ Bassil Dahiyat Name: Bassil Dahiyat Title: President and CEO

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	-7-

EXHIBIT “A”

DEPICTION OF LOBBY CONFIGURATION

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT “A” -1-

EXHIBIT B

EXISTING GENERATOR LOCATION

[See Attached]

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT B -1-

Suite 101
Suite 105
Suite 104
Suite 120
Suite 160
Suite 125
Suite 130
Suite 180
Suite 140
Suite 150
Existing Generator Location

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT B -2-

EXHIBIT C

BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”) is made this 2nd day of August, 2022, by AG-LC 465 NORTH HALSTEAD OWNER, L.P., a Delaware limited partnership (“Seller”) and XENCOR, INC., a Delaware corporation (“Buyer”).

W I T N E S S E T H:

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey to Buyer all of the generator equipment described on Schedule “1” attached hereto (the “Generator Equipment”).

1.Seller represents and warrants to Buyer that Seller has good and marketable title to the Generator Equipment and that the Generator Equipment is not subject to any lien or security interest and is free of claims from third parties.
2.DISCLAIMER OF WARRANTIES. SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE GENERATOR EQUIPMENT, INCLUDING ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. BY ACCEPTING THIS BILL OF SALE, BUYER ACKNOWLEDGES THAT TENANT HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY MADE BY SELLER OR ANY OTHER PERSON ON SELLER’S BEHALF OTHER THAN AS EXPRESSLY SET FORTH IN THIS BILL OF SALE. BUYER ACKNOWLEDGES THAT THE GENERATOR EQUIPMENT IS SOLD IN ITS THEN “AS IS” CONDITION.
3.This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.
4.This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

[Signature Page Follows]

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT C -1-

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Bill of Sale as of the date first written above.

“Seller”	AG-LC 465 NORTH HALSTEAD OWNER, L.P., a Delaware limited partnership

By:  /s/ Laura Metzger

Name:  Laura Metzger

Title:  Vice President

“Buyer”	XENCOR, INC., a Delaware corporation

By:  /s/ Bassil Dahiyat

Name:  Bassil Dahiyat

Title:  President and CEO

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT C -2-

SCHEDULE “1”

Generator Equipment

Caterpillar 500-kw diesel-powered generator with an automatic transfer switch.  Generator is supported by a 1,000-gallon fuel tank.  Model Number 3412C-DITA, Serial Number BPG00175.

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	SCHEDULE “1” -1-

EXHIBIT D

PERMIT TO OPERATE

Page 1

South Coast Air Quality Management District
21865 Copley Drive, Diamond Bar, CA 91765-4178

PERMIT TO OPERATE

Permit No.
G66563
A/N 631852

This initial permit must be renewed ANNUALLY unless the equipment is moved, or changes ownership.
If the billing for the annual renewal fee (Rule 301(d)) is not received by the expiration date, contact the District.

ID 195365

Legal Owner or Operator: AG-LC 465 NORTH HALSTEAD OWNER, L.P.
465 N HALSTEAD ST
PASADENA, CA 91107

Equipment Location: 465 N HALSTEAD ST, PASADENA, CA 91107

Equipment Description :

INTERNAL COMBUSTION ENGINE, CATERPILLAR, COMPRESSION IGNITION, TURBOCHARGED AFTERCOOLED, 12-CYLINDER, MODEL NO 3412C-DITA, SERIAL NO. BPG00175; 748 BHP, DIESEL FUELED, DRIVING AN EMERGENCY ELECTRICAL GENERATOR.

Conditions :

1. OPERATION OF THIS EQUIPMENT SHALL BE CONDUCTED IN ACCORDANCE WITH ALL DATA AND SPECIFICATIONS SUBMITTED WITH THE APPLICATION UNDER WHICH THIS PERMIT IS ISSUED UNLESS OTHERWISE NOTED BELOW.

2. THIS EQUIPMENT SHALL BE PROPERLY MAINTAINED AND KEPT IN GOOD OPERATING CONDITION AT ALL TIMES.

3. AN OPERATIONAL NON-RESETTABLE TOTALIZING METER SHALL BE INSTALLED AND MAINTAINED TO INDICATE THE ENGINE ELAPSED OPERATING TIME.

4. THIS ENGINE SHALL NOT BE OPERATED MORE THAN 200 HOURS IN ANY ONE YEAR, WHICH INCLUDES NO MORE THAN 30 HOURS IN ANY ONE YEAR FOR MAINTENANCE AND TESTING AND NO MORE THAN 2.5 HOURS IN ANY ONE MONTH FOR TESTING AND MAINTENANCE.

5. OPERATING BEYOND THE 30 HOURS PER YEAR ALLOTTED FOR MAINTENANCE AND TESTING PURPOSES SHALL BE ALLOWED ONLY IN THE EVENT OF A LOSS OF GRID POWER OR UP TO 30 MINUTES PRIOR TO A ROTATING OUTAGE, PROVIDED THAT THE UTILITY DISTRIBUTION COMPANY HAS ORDERED ROTATING OUTAGES IN THE CONTROL AREA WHERE THE ENGINE IS LOCATED OR HAS INDICATED THAT IT EXPECTS TO ISSUE SUCH AN ORDER AT A CERTAIN TIME, AND THE ENGINE IS LOCATED IN A UTILITY SERVICE BLOCK THAT IS SUBJECT TO THE ROTATING OUTAGE. ENGINE OPERATION SHALL BE TERMINATED IMMEDIATELY AFTER THE UTILITY DISTRIBUTION COMPANY ADVISES THAT A ROTATING OUTAGE IS NO LONGER IMMINENT OR IN EFFECT.

FILE COPY
South Coast Air Quality Management District
Certified Copy

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT D -1-

South Coast Air Quality Management District
21865 Copley Drive, Diamond Bar, CA 91765-4178
PERMIT TO OPERATE

Page 2
Permit No.
G66563
A/N 631852

6. THIS ENGINE SHALL NOT BE USED AS PART OF A DEMAND RESPONSE PROGRAM USING INTERRUPTIBLE SERVICE CONTRACT IN WHICH A FACILITY RECEIVES A PAYMENT OR REDUCED RATES IN RETURN FOR REDUCING ITS ELECTRIC LOAD ON THE GRID WHEN REQUESTED TO DO SO BY THE UTILITY OR THE GRID OPERATOR.

7. THE OPERATOR SHALL KEEP A LOG OF ENGINE OPERATIONS DOCUMENTING THE TOTAL TIME THE ENGINE IS OPERATED EACH MONTH AND SPECIFIC REASON FOR OPERATION AS:

   A. EMERGENCY USE.
   B. MAINTENANCE AND TESTING.
   C. OTHER (DESCRIBE THE REASON FOR OPERATING).

   IN ADDITION, EACH TIME THE ENGINE IS MANUALLY STARTED, THE LOG SHALL INCLUDE THE DATE OF OPERATION, THE SPECIFIC REASON FOR OPERATION, AND THE TOTALIZING HOUR METER READING (IN HOURS AND TENTHS OF HOURS) AT THE BEGINNING AND END OF OPERATION.

8. ON OR BEFORE JANUARY 15TH OF EACH YEAR, THE OPERATOR SHALL RECORD IN THE ENGINE OPERATING LOG THE FOLLOWING:

   A. THE TOTAL HOURS OF OPERATION FOR THE PREVIOUS CALENDAR YEAR, AND
   B. THE TOTAL HOURS OF ENGINE OPERATION FOR MAINTENANCE AND TESTING FOR THE PREVIOUS CALENDAR YEAR.

   THE ENGINE OPERATING LOG SHALL BE RETAINED ON SITE FOR A MINIMUM OF FIVE CALENDAR YEARS AND SHALL BE MADE AVAILABLE TO THE DISTRICT PERSONNEL UPON REQUEST.

9. THIS ENGINE SHALL COMPLY WITH ALL APPLICABLE REQUIREMENTS OF RULES 431.2 AND 1470.

10. THIS ENGINE SHALL COMPLY WITH THE FOLLOWING EMISSION LIMITS:

NMHC:	1.0 GM/BHP-HR
NOX:	6.9 GM/BHP-HR
CO:	8.5 GM/BHP-HR
PM:	0.40 GM/BHP-HR

11. SULFUR CONTENT OF DIESEL FUEL SUPPLIED TO THE ENGINE SHALL NOT EXCEED 15 PPM BY WEIGHT.

FILE COPY
South Coast Air Quality Management District
Certified Copy

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT D -2-

South Coast Air Quality Management District
21865 Copley Drive, Diamond Bar, CA 91765-4178

PERMIT TO OPERATE

Page 3
Permit No.
G66563
A/N 631852

NOTICE

In accordance with Rule 206, this Permit to Operate or copy shall be posted on or within 8 meters of the equipment.

This permit does not authorize the emission of air contaminants in excess of those allowed by Division 26 of the Health and Safety Code of the State of California or the applicable Rules and Regulations of the South Coast Air Quality Management District (SCAQMD). This permit cannot be considered as permission to violate existing laws, ordinances, regulations or statutes of other government agencies.

Executive Officer

BY JASON ASPELL/EB02
10/1/2021

FILE COPY
South Coast Air Quality Management District
Certified Copy

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT D -3-

South Coast Air Quality Management District
21865 Copley Drive, Diamond Bar, CA 91765-4178

South Coast Air Quality Management District
Certified Copy

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT D -4-

EXHIBIT E

LANDLORD’S HVAC EQUIPMENT

●(4) 80 ton fluid coolers serving turbocor compressors; 2 on pod A and 2 on pod B

●(4) 60 ton turbocor compressors; 2 on pod A and 2 on pod B

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT E -1-

EXHIBIT F

PROPOSED WORK

[See attached]

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT F -1-

XENCOR
405 N. HALSTEAD ST.
PASADENA, CA 91107

Gensler

N. ROSEMEAD BLVD.
N. HALSTEAD ST
SIERRA MADRE VILLA AVENUE
ELECTRONIC DR.
ELECTRONIC DR.
POD A
POD B
POD C
PROPOSED TRANSFORMER LOCATION
EV CHARGING STATIONS
ADA STALL WITH MARKED PATH
2" CONDUIT ROUTING IN CEILING TO EV STATION TRANSFORMER

1 SITE PLAN

XENCOR
EV EXHIBIT
06.29.2022

Seal / Signature

Project Name
XENCOR

Project Number
55.7863.000

Description
SITE PLAN

Scale
1/32" = 1'-0"

A00.01

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT F -2-

CURRENT TI SCOPE: TRANSFORMER & DISTRIBUTION BOARD INCLUDED. EXTERIOR LOCATION TBD. ASSUME CONCRETE PAD, AND LANDSCAPING REQUIRED TO SCREEN EQUIPMENT.
FUTURE PERMIT: ROUTING OF ELECTRICAL SERVICE TO EV CHARGING STALL LOCATIONS. INSTALLATION OF EV CHARGERS.
AREA A
AREA B
1
2
3
4
5
6
7
8
9
10
12
13
14
15
17
18
19
20
21
22
A
B
C
D
E
F

1 ELECTRICAL OVERALL FLOOR PLAN

XENCOR
605 N. HALSTEAD ST.
PASADENA, CA 91107

Gensler

exp U.S. Services Inc

XENCOR
EV EXHIBIT
06.29.2022

ISSUE FOR PLAN CHECK

Project Name
TENANT IMPROVEMENT

Project Number
55.7863.000

Description
ELECTRICAL OVERALL FLOOR PLAN - LEVEL 02

Scale
1/16" = 1'-0"

E02.21

4856-4214-1959.9 391226.00001/8-25-22/MLT/pah	EXHIBIT F -3-